Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

(the “Fund”)

Supplement dated May 9, 2024 to the Summary Prospectus and the Prospectus of the Fund, each dated October 1, 2023, as supplemented to date

At a meeting held on April 23-24, 2024 (the “Meeting”), the Board of Directors (the “Board”) of VALIC Company I approved certain changes to the Fund’s principal investment strategies and techniques. These changes are expected to become effective on or about October 1, 2024 (the “Effective Date”). On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:

The disclosure in the section of the Summary Prospectus entitled “Fund Summary: Capital Appreciation Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund invests in equity securities of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index (the “Index”). As of July 31, 2023, the largest stock by market capitalization in the Index was approximately $1.33 billion to $3.11 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The Fund invests substantially in “growth” stocks, which are stocks of companies with long-term earnings growth potential. The Fund’s portfolio managers seek to invest in growth companies that are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough. The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks.

From time to time, the Fund may have significant investments in particular sectors, including the information technology sector.

In pursuit of the Fund’s objective, the subadviser employs fundamental and quantitative analysis with risk management analysis in identifying investment opportunities and constructing the Fund’s portfolio. The subadviser also integrates environmental, social, and governance (ESG) considerations into its investment process. The ESG factors that may be considered as part of the subadviser’s overall assessment of the risks and opportunities presented by an investment vary by issuer, depending in part on the availability and reliability of relevant information, and may include risks to the issuer’s business arising out of its environmental and social impacts and its corporate governance practices, to the extent ESG factors are anticipated to have a financial impact on an investment under consideration or held in the Fund.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

In the section of the Prospectus entitled “Fund Summary: Capital Appreciation Fund – Principal Risks of Investing in the Fund,” the following new principal risk factor is added:

ESG Investment Risk. The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.

In the section entitled “Additional Information About The Funds’ Investment Objectives, Strategies And Risks,” the disclosure in the subsection entitled “Capital Appreciation Fund” is deleted in its entirety and replaced with the following:

The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

The Fund invests in equity securities of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index (the “Index”). As of July 31, 2023, the largest stock by market capitalization in the Index was approximately $1.33 billion to $3.11 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.

The Fund invests substantially in “growth” stocks, which are stocks of companies with long-term earnings growth potential. The Fund’s portfolio managers seek to invest in growth companies that are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough. The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks.

From time to time, the Fund may have significant investments in particular sectors, including the information technology sector.

In pursuit of the Fund’s objective, the subadviser employs fundamental and quantitative analysis with risk management analysis in identifying investment opportunities and constructing the Fund’s portfolio. The subadviser also integrates environmental, social, and governance (ESG) considerations into its investment process. The ESG factors that may be considered as part of the subadviser’s overall assessment of the risks and opportunities presented by an investment vary by issuer, depending in part on the availability and reliability of relevant information, and may include risks to the issuer’s business arising out of its environmental and social impacts and its corporate governance practices, to the extent ESG factors are anticipated to have a financial impact on an investment under consideration or held in the Fund.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risks of the Fund: Cybersecurity Risk, Active Trading Risk and Foreign Investment Risk.

An updated prospectus will be made available to shareholders of the Fund once the above changes become effective. The updated prospectus will reflect the changes to the principal investment strategies and techniques and risks. Please read the prospectus carefully.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.